Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 to the Annual Report on Form 10-K/A of Takung Art Co., Ltd. (the “Company”) for the period ended December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Leslie Chow, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Leslie Chow	Date: November 7, 2016
Leslie Chow, Chief Financial Officer